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                        CONSENT OF INDEPENDENT AUDITORS
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     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report, dated March 15, 2001, on the financial statements of EarthFirst Technologies, Incorporated, included in the Annual Report on Form 10-KSB for the year ended December 31, 2000.


Tampa, Florida                           /s/ Aidman, Piser & Company, P.A.
October 3, 2001

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